Exhibit 99.2
                                  ------------

                           LETTER OF CREDIT AGREEMENT
                           --------------------------

     THIS AGREEMENT (this "Agreement") is made as of November 12, 2004, by CONN APPLIANCES, INC., a Texas corporation ("CAI") and CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation (collectively, herein called "Borrowers"), the financial institutions listed on the signature pages hereof (collectively, the "Lenders" and individually, a "Lender")and JPMORGAN CHASE BANK ("Agent"), in its capacity as administrative agent for the Lenders under that certain Credit Agreement (as amended, supplemented and restated, the "Credit Agreement") dated April 23, 2003 among Borrower, Agent and the Lenders, as amended. Any capitalized term defined in the Credit Agreement which is used in this Agreement shall, unless otherwise defined herein, have the meaning ascribed to it in the Credit Agreement. For convenience, Borrower, Agent and the Lenders desire to gather the provisions of the Credit Agreement relating solely to the issuance of Letters of Credit into a separate agreement.

AGREEMENTS:
-----------

     NOW, THEREFORE, in consideration of the execution and delivery of the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.     Definitions.

     Capitalized words and phrases used in this Agreement have the meanings provided below. Unless otherwise stated, references to sections are to sections in this Agreement.

     Issuer shall mean JPMorgan Chase Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in
Section 2(i). The Issuer may, in its discretion, and with the consent of CAI (such consent not to be unreasonably withheld) arrange for one or more Letters of Credit to be issued by Affiliates of the Issuer, in which case the term "Issuer" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     Letter of Credit shall mean any letter of credit issued pursuant to this Agreement.

     LC Disbursement shall mean a payment made by the Issuer pursuant to a Letter of Credit.

     LC Exposure shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its pro rata share of the total LC Exposure at such time.

     2.     Letters of Credit.

     (a) General. Subject to the terms and conditions set forth herein, the Borrowers may request the issuance of Letters of Credit for their own account in support of the obligations of the Borrowers or the obligations of their


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Affiliates,  in a form reasonably acceptable to the Agent and the Issuer, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrowers to, or entered into by the Borrowers with, the Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control. For purposes of calculating commitment fees due and payable under the Credit Agreement, the Revolving Commitments of the Lenders shall be deemed to be utilized by the undrawn face amounts of the Letters of Credit issued hereunder.

     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrowers shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuer) to the Issuer and the Agent (at least five Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuer, the Borrowers also shall submit a letter of credit application on the Issuer's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $5,000,000 and (ii) the total Revolving Credit Exposures shall not exceed the lesser of (x) the total Revolving Loan Commitments or (y) the then current Borrowing Base.

     (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

     (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuer or the Lenders, the Issuer hereby grants to each Lender, and each Lender hereby acquires from the Issuer, a participation in such Letter of Credit equal to such Lender's pro rata share of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuer, such Lender's pro rata share of each LC Disbursement made by the Issuer and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.


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

     (e) Reimbursement. If the Issuer shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such LC Disbursement by paying to the Agent an amount equal to such LC Disbursement not later than 2:00 p.m., Houston, Texas time, on the date that such LC Disbursement is made, if the Borrowers shall have received notice of such LC Disbursement prior to 10:00 a.m., Houston, Texas time, on such date, or, if such notice has not been received by the Borrowers prior to such time on such date, then not later than 2:00 p.m., Houston, Texas time, on (i) the Business Day that the Borrowers receive such notice, if such notice is received prior to 10:00 a.m., Houston, Texas time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrowers receive such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with this Agreement that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrowers' obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrowers fail to make such payment when due, the Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Lender's pro rata share thereof. Promptly following receipt of such notice, each Lender shall pay to the Agent its pro rata share of the payment then due from the Borrowers, in the same manner as provided in Section 2.05 of the Credit Agreement with respect to Loans made by such Lender (and Section 2.05 of the Credit Agreement shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to the Issuer the amounts so received by it from the Lenders. Promptly following receipt by the Agent of any payment from the Borrowers pursuant to this paragraph, the Agent shall distribute such payment to the Issuer or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuer, then to such Lenders and the Issuer as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuer for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement.

     (f) Obligations Absolute. The Borrowers' obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers' obligations hereunder. Neither the Agent, the Lenders nor the Issuer, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a


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

drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuer; provided that the foregoing shall not be construed to excuse the Issuer from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by the Issuer's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuer (as finally determined by a court of competent jurisdiction), the Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuer may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (g) Disbursement Procedures. The Issuer shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuer shall promptly notify the Agent and the Borrowers by telephone (confirmed by telecopy) of such demand for payment and whether the Issuer has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuer and the Lenders with respect to any such LC Disbursement.

     (h) Interim Interest. If the Issuer shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.11(c) of the Credit Agreement shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuer, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuer shall be for the account of such Lender to the extent of such payment.

     (i) Replacement of the Issuer. The Issuer may be replaced at any time by written agreement among the Borrowers, the Agent, the replaced Issuer and the successor Issuer. The Agent shall notify the Lenders of any such replacement of the Issuer. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuer pursuant to this Agreement. From and after the effective date of any such replacement, (i) the successor Issuer shall have all the rights and obligations of the Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuer" shall be deemed to refer to such successor or to any previous Issuer, or to such successor and all previous Issuers, as the context shall require. After the replacement of an Issuer hereunder, the replaced Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an Issuer


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under this  Agreement  with  respect to Letters of Credit  issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrowers receive notice from the Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 66 2/3% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with the Agent, in the name of the Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrowers described in clauses (i), (j) or (k) of Article VII of the Credit Agreement. Each such deposit shall be held by the Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Agent and at the Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Agent to reimburse the Issuer for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 66 2/3% of the total LC Exposure), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived.

     (k) Fees. The Borrowers agree to pay to the Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at (x) with respect to standby Letters of Credit, the same LIBO Rate Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender's LC Exposure and
(y) with respect to commercial Letters of Credit, 0.25% per annum (in each case, excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date hereof to but excluding the later of the date on which such Lender's Revolving Loan Commitment terminates and the date on which such Lender ceases to have any LC Exposure (provided, however, that in no event shall such participation fees for any single Letter of Credit be less than $500), as well as the Issuer's standard fees with respect to the amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date hereof; provided that all such fees shall be payable on the date on which the Revolving Loan Commitments terminate and any such fees accruing after the date on which the Revolving Loan Commitments terminate shall be payable on demand. Any other fees payable to the Issuer pursuant to this


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paragraph shall be payable within 10 days after demand.  All participation  fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     3. Credit Agreement Incorporated. To the full extent applicable, the Issuer shall be entitled to all of the rights and benefits accorded to the Lenders under the Credit Agreement, including without limitation under the terms and provisions of Sections 2.13, 2.15, 2.16(d), 4.05, 9.02, 9.03, 9.04, and 9.05
of the Credit Agreement (and the applicable terms and provisions of the Credit Agreement are hereby incorporated into this Agreement by this reference, mutatis mutandis).

     4. Assignments by Lenders. Any assignment by any Lender of all or a portion of its rights and obligations under the Credit Agreement (including all or a portion of its Revolving Loan Commitment and the Loans at the time owing to
it) shall require the prior written consent of the Issuer (such consent not to be unreasonably withheld).

     5. Joint and Several Obligations. The obligations under this Agreement of the entities comprising "Borrowers" shall be joint and several.

     6. This Agreement Constitutes a "Loan Document". This Agreement shall constitute a Loan Document under the Credit Agreement for all purposes.

     EXECUTED as of the date set forth above.

                                            CONN APPLIANCES, INC.,
                                            a Texas corporation


                                            By: /s/ Thomas J. Frank
                                                --------------------------------
                                            Name: Thomas J. Frank
                                            Title: CEO and Chairman of the Board



                                            CAI CREDIT INSURANCE AGENCY, INC.,
                                            a Louisiana corporation


                                            By: /s/ David R. Atnip
                                                --------------------------------
                                            Name: David R. Atnip
                                            Title: President




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                                            JPMORGAN CHASE BANK,
                                            as the Agent and as a Lender


                                            By: /s/ Robert L. Mendoza
                                                --------------------------------
                                            Name: Robert L. Mendoza
                                            Title: Vice President






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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Gary L. Mingle
                                                --------------------------------
                                            Name: Gary L. Mingle
                                            Title: Senior Vice President




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                                            SUNTRUST BANK


                                            By: /s/ Heidi M. Khambatta
                                                --------------------------------
                                            Name: Heidi M. Khambatta
                                            Title: Director






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



                                            HIBERNIA NATIONAL BANK


                                            By: /s/ Bill C. Darling
                                                --------------------------------
                                            Name: Bill C. Darling
                                            Title: Vice President








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



                                            GUARANTY BANK


                                            By: /s/ D. Scott Wiginton
                                                --------------------------------
                                            Name: D. Scott Wiginton
                                            Title: Senior Vice President







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     The  undersigned  Guarantors  hereby  acknowledge  and agree  that the Loan
Documents executed by the undersigned shall apply to all liabilities and obligations of the Borrowers under this Agreement.

                                  CAI  HOLDING  CO.,  a   Delaware  corporation,
                                  CONN APPLIANCES, L.L.C.,  a  Delaware limited
                                  liability   company,  CAI  CREDIT,  L.L.C.,  a
                                  Delaware limited liability company,


                                  By: /s/ Victoria L. Garrett
                                      ------------------------------------------
                                  Name: Victoria L. Garrett
                                  Title:  President and Secretary



                                  CAI L.P., a Texas limited partnership

                                  By: Conn Appliances, Inc., its General Partner


                                  By: /s/ David R. Atnip
                                      ------------------------------------------
                                  Name: David R. Atnip
                                  Title: Secretary - Treasurer



                                  CAI CREDIT INSURANCE AGENCY L.P., a
                                  Louisiana limited partnership

                                  By: CAI Credit Insurance Agency, Inc., its
                                      General Partner


                                  By: /s/ David R. Atnip
                                      ------------------------------------------
                                  Name: David R. Atnip
                                  Title: President





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





                                            CONN'S, INC, a Delaware corporation


                                            By: /s/ Thomas J. Frank
                                                --------------------------------
                                            Name:  Thomas J. Frank
                                            Title: CEO and Chairman of the Board



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